SUPPLEMENT dated June 27, 2006

                              To the PROSPECTUS of

                Mellon Institutional Group of Fixed Income Funds:
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                        Standish Mellon Fixed Income Fund
                   Standish Mellon Investment Grade Bond Fund
                      Standish Mellon High Yield Bond Fund
                       Standish Mellon Enhanced Yield Fund

                               Dated: May 1, 2006

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     The following information supplements information concerning the Standish
Mellon Investment Grade Bond Fund (the "Investment Grade Bond Fund") in the above noted prospectus:

     On June 23, 2006, the Board of Trustees of Mellon Institutional Funds Investment Trust considered and approved a proposal to liquidate and dissolve the Investment Grade Bond Fund. It is currently expected that the liquidation and dissolution of the Investment Grade Bond Fund will be effective as of the close of business on July 21, 2006.

     Prior to the Fund's liquidation and dissolution, shareholders will be entitled to exchange out of the Investment Grade Bond Fund or redeem their shares in the manner set forth in the Investment Grade Bond Fund's current prospectus. In light of its impending liquidation and dissolution, the Fund is closed to new investments other than reinvestment of dividends, effective from and after June 23, 2006.

     In connection with winding up the Investment Grade Bond Fund's affairs and liquidating all of its assets, the Investment Grade Bond Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.









         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE